Note 20 - Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 18 – Income Taxes

During the three and six months ended June 30, 2024, we recorded income tax expense of $0.2 million and $0.3 million, respectively, related to tax on our estimated taxable income for the year, primarily due to the gain on debt extinguishment during the six months ended June 30, 2024 (See the section titled, “Note 14 – Restructured Debt Liability”).

Note 20 – Income Taxes

The components of the benefit for income taxes for the years ended December 31, 2024 and 2023 is as follows:

	December 31,
(in thousands)	2024	2023
Current expense (benefit):
State	$204	$-
Total current expense (benefit)	204	-

Deferred expense (benefit):
Foreign	$(210)	$-
Total deferred expense (benefit)	(210)	-
Total income tax expense (benefit)	$(6)	$-

For the year ended December 31, 2024, we recorded a deferred income tax benefit of $0.2 million that relates solely to the reduction of the deferred tax liabilities as a result of the loss on impairment of intangible assets related to rostafuroxin for the year ended December 31, 2024.  This deferred income tax benefit is offset by a $0.2 million state income tax expense for the year ended December 31, 2024 related to tax on our estimated taxable income for the year, primarily due to the gain on debt extinguishment (See, “Note 14 – Restructured Debt Liability”).

The reconciliation of the income tax benefit computed at the federal statutory rates to our recorded tax benefit for the years ended December 31, 2024 and 2023 is as follows:

	December 31,
(in thousands)	2024	2023

Income tax benefit, statutory rates	$(377)	$(4,261)
State taxes on income, net of federal benefit	155	(625)
Net operating loss expirations	147,967	5,875
Intangibles	-	613
Research and development tax credit	(430)	490
Foreign rate differential	(254)	37
Stock compensation	24	464
Employee related and other	508	(575)
Nondeductible debt	429	-
Change in fair value of warrant liability	(2,201)	-
Change in state tax rates	-	23,993
Income tax expense / (benefit), statutory rates	145,821	26,011
Valuation allowance	(145,827)	(26,011)
Income tax benefit, net	$(6)	$-

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of December 31, 2024 and 2023, are as follows:

	December 31,
(in thousands)	2024	2023

Long-term deferred assets:
Net operating loss carryforwards (federal and state)	$39,637	$158,926
Research and development tax credit	266	17,081
Compensation expense on stock	3,539	3,940
Other accrued	1,476	1,386
Capitalized R&D expenses	5,122	3,606
Depreciation	343	355
Total long-term deferred tax assets	50,383	185,294
Long-term deferred liabilities:
IPR&D	(2,757)	(5,058)
Total long-term deferred tax liabilities	(2,757)	(5,058)
Valuation allowance	(52,154)	(185,294)
Deferred tax liabilities, net	$(4,528)	$(5,058)

We are in a net deferred tax liability position as of December 31, 2024 and 2023. Because we have never realized a profit, management has fully reserved the net deferred tax asset since realization is not assured. It is our policy to classify interest and penalties recognized on uncertain tax positions as a component of income tax expense. There was neither interest nor penalties accrued as of December 31, 2024 and 2023, nor were any incurred in 2024 or 2023.

At December 31, 2024 and 2023, we had available carryforward net operating losses for federal tax purposes of $101.2 million and $620.4 million, respectively, research and development tax credit carryforward of $0.3 million and $16.5 million, respectively, and orphan drug tax credit carryforwards of $0.6 million for December 31, 2023. The $101.2 million of federal net operating loss carryforwards can be carried forward indefinitely.

At December 31, 2024 and 2023, we had available carryforward losses of approximately $73.3 million and $576.3 million, respectively, for state tax purposes. The entirety of the $73.3 million state tax carryforward losses at December 31, 2024 is associated with the state of Pennsylvania.

The Tax Cuts and Jobs Act resulted in significant changes to the treatment of research and development, or R&D, expenditures under Internal Revenue Code Section 174. For tax years beginning after December 31, 2021, taxpayers are required to capitalize and amortize all R&D expenditures that are paid or incurred in connection with their trade or business for tax purposes. Specifically, costs for U.S.-based R&D activities must be amortized over five years and costs for foreign R&D activities must be amortized over 15 years, both using a midyear convention. During the year ended December 31, 2024, we capitalized $8.5 million and $0.7 million of domestic and foreign R&D expenses, respectively.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2024 and 2023, we performed an evaluation to determine whether a valuation allowance was needed. We considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. We determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, we maintained a full valuation allowance as of December 31, 2024 and 2023.

Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income may be limited. We have completed a study to assess whether an ownership change occurred or whether there were multiple ownership changes since we became a “loss corporation” as defined in Section 382. We experienced multiple ownership changes occurring in 2017, 2018, 2022, 2023 and 2024. The ownership changes have and will continue to subject our pre-ownership change NOL carryforwards to an annual limitation, which will significantly restrict our ability to use them to offset taxable income in periods following the ownership changes. In general, the annual use limitation equals the aggregate value of our stock at the time of the ownership change multiplied by a specified tax-exempt interest rate. As a result of the ownership changes, we are unable to utilize our NOLs and credits recognized prior to 2024. Due to this limitation, approximately $467.2 million of the federal NOLs and $16.1 million of federal credits will expire unutilized. Additionally, approximately $456.9 million of state NOLs will expire unutilized. As a result, we reduced our deferred tax assets related to the federal and state NOLs and credits which were offset by the corresponding decrease in the valuation allowance.

Utilization of net operating loss, or NOL, and R&D credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. There also could be additional ownership changes in the future, which may result in additional limitations in the utilization of the carryforward NOLs and credits.

A full valuation allowance has been provided against our deferred tax assets and, if a future assessment requires an adjustment, an adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the consolidated balance sheets or statements of operations if an adjustment were required.